UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2025
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware
(State or other jurisdiction of incorporation or organization)
001-37860	81-3434516
(Commission File Number)	(I.R.S. Employer Identification Number)

1678 S. Pioneer Road, Salt Lake City, Utah	84104
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2025, (the “Effective Date”), Varex Imaging Corporation (the “Company”), and Kimberley Honeysett, the Company’s Senior Vice President, Chief Legal Officer, and Corporate Secretary (“CLO”) entered into an agreement (the “Transition Agreement”), reflecting Ms. Honeysett’s decision to transition out of her role as CLO of the Company. Pursuant to the Transition Agreement, Ms. Honeysett will continue as CLO until October 3, 2025 (the “Transition Period”). Thereafter, Ms. Honeysett will provide certain transition services to the Company as a non-executive employee or advisor until December 12, 2027 (the “Continued Service Period”). During the Continued Service Period, Ms. Honeysett will report to the Company’s Chief Executive Officer (the “CEO”) and perform services reasonably requested by the CEO.

During the Transition Period, Ms. Honeysett will continue to be paid at her current salary and be eligible for all Company benefits for which she was eligible immediately preceding the Effective Date. During fiscal year 2026, Ms. Honeysett will continue to receive the annual salary she was receiving immediately preceding the Effective Date, be eligible to receive a bonus under the Company’s management incentive plan and receive benefits as outlined in the Transition Agreement. Thereafter, and through the end of the Continued Service Period, she will receive compensation of $100,000, plus continued health insurance coverage and other benefits as outlined in the Transition Agreement. In accordance with the terms of the Company’s equity plan and outstanding award agreements, as a continuing employee or advisor during the Continued Service Period, Ms. Honeysett will continue to vest in her outstanding equity awards. She will not be eligible to receive new equity grants. Ms. Honeysett will continue to be covered under the Company’s Directors and Officers insurance policy until such time as she fully transitions out of all officer and director roles with the Company and its affiliates. The Company may terminate the Transition Agreement at any time for Cause, as defined therein. The Transition Agreement provides a general release of the Company by Ms. Honeysett, a general release and indemnification of Ms. Honeysett by the Company, and other customary terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: September 11, 2025	By:	/s/ Sunny S. Sanyal
Sunny S. Sanyal
Chief Executive Officer